                                                                  EXHIBIT 10.10

                              BEA ENTERPRISES, INC.

                            STOCK PURCHASE AGREEMENT


        This Agreement is made as of September 28, 1995 among BEA
Enterprises, Inc., a Delaware corporation (the "Company") located at 2465 E. Bayshore Road, Suite 301, Palo Alto, CA 94303, and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser").

                                    RECITALS
                                    --------

   A. Purchaser has also entered into that certain Option Agreement dated July 27, 1995 for the purchase of all of the outstanding stock of Information Management Company, a Delaware corporation ("IMC"). Purchaser desires to assign its right to acquire the outstanding stock of IMC to the Company, and the Company desires to accept such assignment and to consummate the purchase of all of the outstanding stock of IMC (the "IMC Transaction") in accordance with a stock purchase agreement to be entered into among the Company and the stockholders of IMC concurrently with the execution and delivery of this Agreement by Purchaser and the Company.

   B. Purchaser also has entered into that certain Option Agreement dated August 14, 1995 for the purchase of TWL Holding's ("TWL") stock in Independent Technologies, Inc. a Delaware corporation ("ITI"). Purchaser desires to assign its right to acquire the outstanding stock of ITI from TWL to the Company, and the Company desires to accept such assignment and to consummate the purchase of the outstanding stock of ITI (the "ITI Transaction") in accordance with a stock purchase agreement or merger agreement to be entered into among the Company, TWL and ITI.

   C. The Company has entered an agreement to purchase certain assets of VI Systems, Inc. (the "VI Transaction").

   D. Purchaser desires to purchase certain shares of the Company's Series A Preferred Stock, the Company's Series B Preferred Stock and the Company's Common Stock and the Company desires to issue and sell such shares to Purchaser to enable the Company to consummate the IMC Transaction, the ITI Transaction, the VI Transaction and future acquisitions by the Company as mutually agreed to by Purchaser and the Company.

   NOW, THEREFORE, the parties hereto agree as follows:

                                    AGREEMENT
                                    ---------

                                    SECTION I

                     AUTHORIZATION AND SALE OF PREFERRED STOCK

        1.1 AUTHORIZATION. The Company will authorize the sale and issuance of (i) up to 20,000,000 shares of its Series A Preferred Stock (the "Series A Preferred"), having the rights, preferences, privileges and restrictions as set forth in the Certificate of Amendment of the Certificate of Incorporation (the "Certificate") in the form attached to this Agreement as EXHIBIT A, and (ii) up to 20,000,000 shares of Series B Preferred Stock (the "Series B Preferred") having the rights, preferences, privileges and restrictions as set forth in the Certificate.

        1.2   SALE OF PREFERRED AND COMMON.

              (a) Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser at the first Closing (as defined below), and Purchaser will buy from the Company at the first Closing, (i) 7,900,000 shares of Series A Preferred for a purchase price of $1.70 per share for an aggregate purchase price of $13,430,000; (ii) 1,000,000 shares of the Company's Common Stock ("Common Stock") for a purchase price of $.57 per share for an aggregate purchase price of $570,000. Purchaser also intends to purchase shares of Series B Preferred in the future as described in paragraph
(b) of this Section 1.2. For purposes of this Agreement, shares of Series A Preferred and/or Series B Preferred shall be referred to as the "Preferred Shares," shares of Series A Preferred, Series B Preferred and Common Stock shall be referred to as the "Shares." The aggregate purchase price to be paid for the Series A Preferred and Common Stock at the First Closing shall be referred to as the "Purchase Price."

              (b) Subject to the terms and conditions hereof, the Company will issue and sell to Purchaser, and the Purchaser will buy from the Company, such additional shares of Preferred Shares and Common Stock at such time and at the purchase price as mutually agreed to by the Company and Purchaser which additional investments will be reflected on the Schedule of Investments attached hereto as EXHIBIT B, which exhibit will be modified to reflect additional capital investments upon the mutual consent of the Company and Purchaser. The Company's agreement with respect to closing each purchase are separate agreements, and each sale of the Stock to the Purchaser are separate sales.

                                     SECTION II

                               CLOSING DATES; DELIVERY

        2.1 CLOSING DATES. The first closing of the purchase and sale of the hereunder shall be held at the offices of Morrison & Foerster, 1290 Avenue of the Americas, New York, New York, 10104-0185, concurrently with the closing of the IMC Transaction (the "first

Closing") or at such other time and place upon which the Company and Purchaser shall agree (the date of the first Closing is hereinafter referred to as the "Closing Date").

        2.2 SUBSEQUENT CLOSINGS. The Company may, at its option, schedule additional closings (the "Additional Closings") after the first Closing has been completed on such date or dates as the Company may determine, but not later than September 30, 1998. The date of each Additional Closing is hereinafter referred to as an "Additional Closing Date." The first Closing and each Additional Closing are sometimes referred to herein individually as a "Closing" and the first Closing Date and each Additional Closing Date are sometimes referred to herein individually as a "Closing Date."

        2.3   DELIVERY.

              (a) At the first Closing, the Company shall deliver to Purchaser certificates, registered in such Purchaser's name, representing the Series A Preferred and Common Stock against payment of the Purchase Price therefor, which shall be paid (i) as to $10,880,000 wire transfer per the Company's instructions; (ii) as to $860,000 in the form of a credit for amounts paid by Purchaser to the Company pursuant to that certain Agreement, dated as of September 18, 1995, between the Company and Purchaser regarding the VI Transaction; (iii) as to $1,000,000 in the form of a credit for amounts previously paid to the stockholders of IMC as an option payment in connection with the IMC Transaction; (iv) as to $500,000 in the form of a credit for amounts previously paid to TWL Holdings as an option payment in connection with the ITI Transaction; (v) as to $200,000 in the form of a credit for amounts paid by Purchaser to the Company pursuant to that certain Agreement, dated as of September 27, 1995, between the Company and the Purchaser; and
(vi) as to $560,000 in the form of previous advances to the Company.

              (b) At each Additional Closing, the Company shall deliver to each Purchaser a certificate or certificates, registered in such Purchaser's name set forth on the Schedule of Purchasers, representing the number of Shares designated on the Schedule of Purchasers to be purchased by such Purchaser, against payment of the purchase price therefor, by check payable to the Company or wire transfer per the Company's instructions.

                                  SECTION III

                    REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except as set forth on EXHIBIT C attached hereto ("Schedule of Exceptions"), the Company represents and warrants to Purchaser as follows:

        3.1 ORGANIZATION AND STANDING; CERTIFICATE AND BY-LAWS. The Company is a corporation duly organized and existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws. The Company has requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as currently conducted and as proposed to be conducted. The Company is not currently qualified to do business as a foreign corporation in any jurisdiction, except for California, and the failure to be so qualified will not have a material adverse affect on the Company's business as now conducted. The Company has furnished Purchaser with copies of its Certificate of Incorporation and By-Laws, as amended. Said copies are true, correct and complete and contain all amendments through the Closing Date.

        3.2 CORPORATE POWER. The Company has all requisite legal and corporate power and authority to execute and deliver this Agreement, the Investor Rights Agreement in the form attached hereto as EXHIBIT D (the "Rights Agreement"), and the Shareholders Agreement in the form attached hereto as EXHIBIT E (the "Shareholders Agreement") to sell and issue the Shares hereunder, to issue the Common Stock issuable upon conversion of the Series A Preferred, and to carry out and perform all of its obligations under the terms of this Agreement and such other agreements and instruments.

        3.3 SUBSIDIARIES. The Company has no subsidiaries or affiliated companies and does not otherwise control, directly or indirectly, or have any ownership interest in any corporation, partnership, business trust, association or business entity.

        3.4 CAPITALIZATION. The authorized capital stock of the Company consists, or will, upon the filing of the Certificate and immediately prior to the First Closing, consist, of 40,000,000 shares of Common Stock, $0.001 par value, of which 1,525,000 shares will be issued and outstanding immediately prior to the First Closing, and 36,784,000 shares of Preferred Stock, $0.001 par value, of which (i) 18,066,000 shares have been designated "Series A Preferred," of which no shares will be issued and outstanding immediately prior to the First Closing; and (ii) 18,718,000 shares have been designated "Series B Preferred," of which no shares will be issued and outstanding immediately prior to the First Closing. All outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, were issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights. The Company has reserved 18,066,000 shares of Series A Preferred for issuance hereunder and 18,718,000 shares of Series B Preferred for issuance hereunder 1,000,000 shares of Common for issuance hereunder, 36,784,000 shares of Common Stock for issuance upon conversion of the authorized Series A and Series B Preferred Stock and 3,300,000 shares of its Common Stock for issuance to employees, consultants, or directors under stock plans or arrangements approved by the Board of Directors. The Series A Preferred and Series B Preferred shall have the rights, preferences, privileges and restrictions set forth in the Certificate. Except as set forth above, there are no other authorized or outstanding subscription, warrant, option or other rights or commitments (including, without limitation, preemptive rights or rights of first refusal) to purchase or acquire from the Company any shares of any class of capital stock of the Company or securities convertible into or exchangeable for such capital stock. The Company is under no duty to redeem or to repurchase any shares of any class or series of stock.

        3.5 AUTHORIZATION. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement and the Rights Agreement by the Company, the authorization, sale, issuance and delivery of the Shares and the Common Stock issuable upon conversion of the Series A Preferred and the performance of all of the Company's obligations hereunder and thereunder has been taken or will be taken prior to the Closing. Each of this Agreement, the Shareholders Agreement and the Rights Agreement, when each is executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as the indemnification provisions of Section 5.7 of the Rights Agreement may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable, and will have the rights, preferences, privileges and restrictions described in the Certificate. The Common Stock issuable upon conversion of the Series A Preferred has been duly and validly reserved and, when issued in compliance with the provisions of this Agreement and the Certificate will be validly issued, fully paid and nonassessable. The issuance and delivery of the Shares, in accordance with this Agreement, and the Common Stock issuable upon conversion of the Series A Preferred Shares, as applicable, is not subject to any preemptive or other similar rights or any liens or encumbrances; provided, however, that the Shares and the Common Stock issuable upon conversion of the Series A Preferred, as applicable, may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or in the Rights Agreement.

        3.6 COMPLIANCE WITH OTHER INSTRUMENTS, NONE BURDENSOME, ETC. The Company is not in breach or violation of any term of its Certificate of Incorporation or By-Laws, of any term or provision of any mortgage, deed of trust, indebtedness, indenture, contract, agreement, instrument, judgment or decree, or any order, statute, rule or regulation, in each case where such breach or violation would have a material adverse effect on the Company. No event or failure of performance has occurred that, with the passage of time or the giving of notice, would constitute such a breach or violation by the Company. The execution, delivery and performance of and compliance with this Agreement, the Shareholders Agreement and the Rights Agreement and the issuance, sale and delivery of the Shares, in accordance with this Agreement, and the Common Stock issuable upon conversion of the Series A Preferred do not conflict with, and will not result in a breach or violation of the terms, conditions or provisions of, or constitute a default (or an event that, with the giving of notice or passage of time, or both, could result in a default) under, or result in the creation or imposition of any lien pursuant to the terms of the Company's Certificate of Incorporation or Bylaws, or any statute, law, rule or regulation, any state or federal order, judgment or decree, or any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company, or any of its properties, is subject, in each case where such conflict, breach, violation, default or lien would have a material adverse effect on the Company.

        3.7 LITIGATION, ETC. There is no action, proceeding or investigation pending or threatened (nor to the Company's knowledge is there a reasonable basis therefor) against the Company or any of its properties or assets or that questions the validity of this Agreement, the Shareholders Agreement or the Rights Agreement, or any action taken or to be taken in connection herewith. The foregoing includes, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. No action, suit or proceeding has been instituted or is threatened by the Company.

        3.8 REGISTRATION RIGHTS. Except as set forth in the Rights Agreement, the Company is not under any contractual obligation to register
(as defined in Section 1 of the Rights Agreement) any of its currently outstanding securities or any of its securities which hereafter may be issued.

        3.9 CERTAIN TRANSACTIONS. Neither the Company nor, to the Company's knowledge, any of its officers has any interest (other than as holders of less than 1% of the voting securities of a publicly-traded company), either directly or indirectly, in any entity that currently (i) provides any services or designs, produces or sells any products or product lines that are the same, similar to or competitive with any activity or business in which the Company is engaged or proposes to engage; (ii) is a supplier, customer, or creditor of the Company; or (iii) has any direct or indirect interest in any asset or property, real or personal, tangible or intangible, of the Company or any property, real or personal, tangible or intangible, that is necessary for the Company's business as currently conducted or proposed to be conducted. No employee, stockholder, officer or director of the Company, or their spouses or children, is indebted to the Company, nor is the Company indebted to any of them.

        3.10 SECURITIES LAWS; GOVERNMENTAL CONSENT. Based in part on the accuracy of the Purchaser's representations and warranties set forth in
Section 4, the offer, sale and issuance of the Shares and the Common Stock issuable upon conversion of the Series A Preferred as provided in this Agreement are exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the "Securities Act"), and have been qualified (or are exempt from qualification) under all applicable state securities qualification requirements. Except for the filing of (a) the Certificate with the Secretary of State of the State of Delaware, and (b) notices required or permitted to be filed after the Closing Date with certain United States federal and state securities commissions, which notices the Company will file on a timely basis, no consent, approval or authorization of, or designation, declaration or filing with, any governmental authority on the part of the Company is required in connection with the valid execution, delivery and performance of this Agreement or the Rights Agreement, the offer, sale or issuance of the Shares (and the issuance of the Common Stock issuable upon conversion of the

Series A Preferred) or the consummation of any other transaction contemplated hereby or by the Shareholders Agreement or the Rights Agreement.

        3.11 DISCLOSURE. The Company has fully provided Purchaser with all the information that the Purchasers have requested for the purpose of deciding whether to purchase the Shares pursuant to the terms of this Agreement. This Agreement with the Exhibits hereto, when taken as a whole, do not contain any untrue statement of a material fact on the part of the Company or omit to state a material fact necessary in order to make the statements contained herein on the part of the Company not misleading.

                                    SECTION IV

                   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        Purchaser hereby severally represents and warrants to the Company with respect to the purchase of the Shares pursuant to the terms of this Agreement and the Common Stock issuable upon conversion of the Series A Preferred (collectively, the "Securities") as follows:

        4.1 INVESTMENT EXPERIENCE. Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities.

        4.2 INVESTMENT INTENT. Purchaser is acquiring the Securities for investment only for its own account, and not with the view to, or for resale in connection with, any distribution thereof. Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent of such Purchaser as expressed herein.

        4.3 RULE 144. Purchaser acknowledges that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from such registration is available. Purchaser is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after the security was last held by the Company or an affiliate of the Company, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" and the number of shares being sold during any three-month period not exceeding specified limitations.

        4.4 NO PUBLIC MARKET. Purchaser understands that no public market now exists for any of the securities issued by the Company, and that the Company has made no assurances that a public market will ever exist for the Company's securities.

        4.5 ACCESS TO DATA. Purchaser has had an opportunity to discuss the Company's business, management and financial affairs with the Company's management and the opportunity to review the Company's facilities and business plan. Purchaser has also had an opportunity to ask questions of officers of the Company, which questions were answered to its satisfaction. Purchaser understands that such discussions, as well as any written information issued by the Company, were intended to describe certain aspects of the Company's business and prospects which the Company believes to be material, but were not a thorough or exhaustive description, except as set forth in Section 3 hereof.

        4.6 AUTHORIZATION. Each of this Agreement and the Rights Agreement when executed and delivered by such Purchaser will constitute a valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms, except as the indemnification provisions of Section 5.7 of the Rights Agreement may be limited by principles of public policy, and subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies.

                                    SECTION V

                              CONDITIONS TO CLOSING

        5.1 CONDITIONS TO BOTH THE PURCHASER'S AND THE COMPANY'S OBLIGATIONS. The obligations of the Purchaser to purchase and of the Company to issue and sell the Shares are subject to the fulfillment, on or prior to each Closing Date, of all of the following conditions, any of which may be waived in whole or in part by mutual agreement of the Purchasers and the
Company:

              (a) The Company shall have obtained all consents, permits and waivers necessary or appropriate on the part of the Company for consummation of the transactions contemplated by this Agreement and the Rights Agreement. Except for the notices required to be filed after each Closing Date with certain federal and state securities commissions, which notices the Company will file on a timely basis, the Company shall have obtained all approvals of any federal or state governmental authority or regulatory body that are required on the part of the Company in connection with the lawful sale and issuance of the Shares and the Common Stock issuable upon conversion of the Series A Preferred.

              (b) At each Closing, the purchase of the Shares by Purchaser hereunder shall be legally permitted by all laws and regulations to which Purchaser or the Company is subject.

              (c) Prior to the first Closing, the Certificate shall have been filed with the Secretary of State of the State of Delaware.

              (d) Prior to the first Closing, the Company and Purchaser shall have entered into the Rights Agreement.

              (e) The Company, Purchaser and each of the stockholders of the Company signatories thereto shall have entered into the Shareholders Agreement at the first Closing, which will be amended at Additional Closings if additional stockholders have purchased stock;

              (f) The IMC Transaction shall be closing concurrently with the occurrence of the first Closing pursuant to this Agreement, and the terms and conditions of the IMC Transaction and the closing thereof shall have approved in writing by each of the Company and Purchaser; and

              (g) Each subsequent Transaction's closing shall occur concurrently with each Closing pursuant to this Agreement, and the terms of each Transaction and the closing thereof shall have been approved in writing by each of the Company and the Purchaser.

        5.2 ADDITIONAL CONDITIONS TO THE PURCHASER'S OBLIGATIONS. In addition to the conditions set forth in Section 5.1 hereof, Purchaser's obligation to purchase the Shares is subject to the fulfillment, on or prior to each Closing Date, of all of the following conditions (except as otherwise provided below), any of which may be waived in whole or in part by such
Purchaser:

              (a) The representations and warranties made by the Company in
Section 3 hereof shall be true and correct when made, and shall be true and correct on each Closing Date with the same force and effect as if they had been made on and as of the same date, provided that the Company shall be entitled to update EXHIBIT C in connection with any Additional Closing.

              (b) The Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to each Closing Date.

              (c) With respect to the first Closing only, the Purchaser shall have received from Morrison & Foerster, an opinion letter addressed to them, dated the first Closing Date and in substantially the form attached hereto as EXHIBIT F.

              (d) The Company shall have delivered to Purchaser a certificate, executed by the chief executive officer of the Company and dated the Closing Date, and each Additional Closing Date certifying to the fulfillment of the conditions specified in Sections 5.1(a), 5.2(a) and 5.2(b).

        5.3 ADDITIONAL CONDITION TO OBLIGATIONS OF THE COMPANY. In addition to the conditions set forth in Section 5.1 hereof, the Company's obligation to issue and sell the Shares to the Purchaser is subject to the fulfillment to the Company's satisfaction, on or prior to each Closing Date, of the following conditions, any of which may be waived in whole or in part by the Company:

              (a) The representations and warranties made by Purchaser in
Section 4 hereof shall be true and correct when made, and shall be true and correct on each Closing Date with the same force and effect as if they had been made on and as of the same date.

              (b) Purchaser shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to each Closing Date, including payment of the Purchase Price.

                                    SECTION VI

                                   MISCELLANEOUS

        6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

        6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

        6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

        6.4 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against who enforcement of any such amendment, change, waiver, discharge or termination is sought.

        6.5 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, express delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed:

              (a) if to Company:    BEA Enterprises, Inc.
                                    2465 E. Bayshore Road, Ste. 301
                                    Palo Alto, CA  94303
                                    Attn: President and Chief Executive Officer

              (b) if to Purchaser:  Warburg, Pincus Ventures, L.P.
                                    466 Lexington Avenue
                                    New York, NY 10017-3147
                                    Attn: Stewart K.P. Gross

                  with a copy to:   Michael C. Phillips, Esq.
                                    Morrison & Foerster
                                    755 Page Mill Road
                                    Palo Alto, CA  94304-1018

or at such other address as the party shall so indicate in accordance with this Section 6.5.

        6.6 SEVERABILITY. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        6.7   FINDER'S FEES.

              (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Purchasers harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

              (b) The Purchaser (i) represents and warrants that, except for Nancy Albertini, it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its employees or representatives, is responsible, including, without limitation, Nancy Albertini.

        6.8 TITLES AND SUBTITLES. The titles of the Articles and Sections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

        6.9 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        6.10 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

        6.11 PAYMENT OF FEES AND EXPENSES. Each party shall be responsible for paying its own fees, costs and expenses in connection with this Agreement and the transactions herein contemplated.

        6.12 EXHIBITS. Each of the exhibits and schedules to this Agreement are incorporated in the Agreement by this reference.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                        COMPANY:

                                        BEA ENTERPRISES, INC.



                                        By: /s/ William T. Coleman III
                                           --------------------------------

                                        Title: President
                                              -----------------------------


                                        PURCHASER:

                                        WARBURG, PINCUS VENTURES, L.P.



                                        By: /s/ Stuart K. P. Gross
                                           --------------------------------

                                        Title: Partner, Warburg, Pincus & Co.
                                               General Partner
                                              -------------------------------

                                   EXHIBITS
                                   --------

   EXHIBIT                    NAME
   -------                    ----

      A          Certificate of Amendment to Certificate of Incorporation

      B          Schedule of Investments

      C          Schedule of Exceptions

      D          Investor Rights Agreement

      E          Shareholder Agreement

      F          Opinion of Morrison & Foerster

                                    EXHIBIT B

                              SCHEDULE OF INVESTMENTS


      Date               Purchase Price                   Shares


September 28, 1995         $570,000               1,000,000 common stock

September 28, 1995         $13,430,000       7,900,000 Series A Preferred Stock

                                 FIRST AMENDMENT
                            TO STOCK PURCHASE AGREEMENT


              This First Amendment is made and dated as of October 31, 1995 by and between BEA Systems, a Delaware corporation (formerly known as, BEA Enterprises, Inc.) (the "Company") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser") with respect to that certain Stock Purchase Agreement dated September 28, 1995 between the Company and Purchaser (the "Agreement") regarding the following facts:

                                    RECITALS

     A. WHEREAS, pursuant to the terms of the Agreement, Purchase invested Fourteen Million Dollars ($14,000,000) in the Company in exchange for 7,900,000 of the Company's Series A Preferred Stock and 1,000,000 shares of the Company's Common Stock.

     B. WHEREAS, the Agreement contemplates additional investments by Purchaser in the Company and the Purchaser desires to purchase additional shares of the Company's Series A Preferred Stock and the Company's Series B Preferred Stock and the Company desires to issue and sell such shares to Purchaser to enable the Company to consummate the ITI transaction (as that term is defined in the Agreement).

                                    AGREEMENT

     NOW THEREFORE, the parties hereto agree as follows:

     1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereof and of the Agreement, the Company will issue and the Purchaser will buy from the Company (a) Three Million Two Hundred Thousand (3,200,000) shares of Series A Preferred for a purchase price of $1.70 per share for an aggregate purchase price of Five Million Four Hundred Forty Thousand Dollars ($5,440,000), and (b) Two Million Sixty Thousand (2,060,000) shares of Series B Preferred for a purchase price of $1.00 per share for an aggregate purchase price of Two Million Sixty Thousand Dollars ($2,060,000).

     2. AMENDED EXHIBIT B. EXHIBIT B to the Agreement is hereby amended to reflect the purchase of the shares referenced in paragraph 1 above, which amended EXHIBIT B is attached hereto and incorporated herein.

     3. CLOSING. The closing of the purchase and sale of shares hereunder shall be held on October 31, 1995 and shall constitute an "Additional Closing" pursuant to the terms of the Agreement.

     4. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Agreement shall remain in full force and effect and the Company and Purchaser each reaffrim their respective representations and warranties as set forth in the Agreement to the extent they apply to each Additional Closing.

     5. DEFINITIONS. Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

        6. COUNTERPARTS. This First Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                         COMPANY:

                                         BEA SYSTEMS, INC.



                                         By: /s/ William T. Coleman III
                                            ----------------------------------

                                         Title: President & CEO
                                               -------------------------------

                                         PURCHASER:

                                         WARBURG, PINCUS VENTURES, L.P.



                                         By: /s/ Stuart K. P. Gross
                                            ----------------------------------

                                         Title: Partner, Warburg, Pincus & Co.
                                                General Partner
                                                -------------------------------

                                    EXHIBIT B

                             SCHEDULE OF INVESTMENTS


      DATE              PURCHASE PRICE                 SHARES


September 28, 1995        $570,000             1,000,000 Common Stock

September 28, 1995        $13,430,000     7,900,000 Series A Preferred Stock

October 31, 1995          $5,440,000      3,200,000 Series A Preferred Stock

October 31, 1995          $2,060,000      2,060,000 Series B Preferred Stock

                               SECOND AMENDMENT
                         TO STOCK PURCHASE AGREEMENT


           This Second Amendment is made and dated as of January 10, 1996 by and between BEA Systems, a Delaware corporation (formerly known as, BEA
Enterprises, Inc.) (the "Company") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser") with respect to that certain Stock Purchase Agreement dated September 28, 1995, as amended, between the Company and Purchaser (the "Agreement") regarding the following facts:

                                   RECITALS

     WHEREAS, the Agreement contemplates additional investments by Purchaser in the Company and the Purchaser desires to invest an additional $4,000,000 in the Company and to purchase 4,000,000 additional shares of the Company's Series B Preferred Stock and the Company desires to issue and sell such shares to Purchaser.
                                   AGREEMENT

     NOW THEREFORE, the parties hereto agree as follows:

     1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereof and of the Agreement, the Company will issue and the Purchaser will buy from the Company Four (4,000,000) shares of Series B Preferred for a purchase price of $1.00 per share for an aggregate purchase price of Four Million Dollars ($4,000,000).

     2. AMENDED EXHIBIT B. EXHIBIT B to the Agreement is hereby amended to reflect the purchase of the shares referenced in paragraph 1 above, which amended EXHIBIT B is attached hereto and incorporated herein.

     3. CLOSING. The closing of the purchase and sale of shares hereunder shall be held on January 8, 1996 and shall constitute an "Additional Closing" pursuant to the terms of the Agreement.

     4. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Agreement shall remain in full force and effect and the Company and Purchaser each reaffirm their respective representations and warranties as set forth in the Agreement to the extent they apply to each Additional Closing.

     5. DEFINITIONS. Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

     6. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to the Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                       COMPANY:

                                       BEA SYSTEMS, INC.



                                         By: /s/ William T. Coleman III
                                            ----------------------------------

                                         Title: President
                                               -------------------------------

                                         PURCHASER:

                                         WARBURG, PINCUS VENTURES, L.P.



                                         By: /s/ Stuart K. P. Gross
                                            ----------------------------------


                                         Title: Partner, Warburg, Pincus & Co.
                                                General Partner
                                               -------------------------------

                                    EXHIBIT B

                            SCHEDULE OF INVESTMENTS


       DATE              PURCHASE PRICE                   SHARES


September 28, 1995         $570,000             1,000,000 Common Stock

September 28, 1995         $13,430,000       7,900,000 Series A Preferred Stock

October 31, 1995           $5,440,000        3,200,000 Series A Preferred Stock

October 31, 1995           $2,060,000        2,060,000 Series B Preferred Stock

November 30, 1995          NC -split shares  1,000,000 Common Stock

January 10, 1996           $4,000,000        4,000,000 Series B Preferred Stock

                                THIRD AMENDMENT
                          TO STOCK PURCHASE AGREEMENT


           This Third Amendment is made and dated as of April 16, 1996 by and between BEA Systems, Inc. a Delaware corporation (formerly known as, BEA Enterprises, Inc.) (the "Company") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser") with respect to that certain Stock Purchase Agreement dated September 28, 1995, as amended, between the Company and Purchaser (the "Agreement") regarding the following facts:

                                    RECITALS

     WHEREAS, the Agreement contemplates additional investments by Purchaser in the Company and the Purchaser desires to invest an additional $5,000,000 in the Company and to purchase an additional 174,150 additional shares of the Company's Series A Preferred Stock and an additional 4,703,945 shares of the Company's Series B Preferred Stock and the Company desires to issue and sell such shares to Purchaser.

                                    AGREEMENT

     NOW THEREFORE, the parties hereto agree as follows:

     1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereof and of the Agreement, the Company will issue and the Purchaser will buy from the Company (i) One Hundred Seventy Four Thousand One Hundred and Fifty (174,150) shares of Series A Preferred for a purchase price of $1.70 per share for an aggregate purchase price of Two Hundred Ninety Six Thousand Fifty Five Dollars ($296,055), and (ii) Four Million Seven Hundred and Three Thousand Nine Hundred and Forty Five (4,703,945) shares of Series B Preferred for a purchase price of $1.00 per share for an aggregate purchase price of Four Million Seven Hundred and Three Thousand Nine Hundred and Forty Five dollars ($4,703,945).

     2. AMENDED EXHIBIT B. EXHIBIT B to the Agreement is hereby amended to reflect the purchase of the shares referenced in paragraph 1 above, which amended EXHIBIT B is attached hereto and incorporated herein.

     3. CLOSING. The closing of the purchase and sale of shares hereunder shall be held on April 16, 1996 and shall constitute an "Additional Closing" pursuant to the terms of the Agreement.

     4. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Agreement shall remain in full force and effect and the Company and Purchaser each reaffirm their respective representations and warranties as set forth in the Agreement to the extent they apply to each Additional Closing.

     5. DEFINITIONS. Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

     6. COUNTERPARTS. This Third Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to the Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                       COMPANY:

                                       BEA SYSTEMS, INC.



                                         By: /s/ William T. Coleman III
                                            ----------------------------------

                                         Title: President & CEO
                                               -------------------------------

                                         PURCHASER:

                                         WARBURG, PINCUS VENTURES, L.P.



                                         By: /s/ Stuart K. P. Gross
                                            ----------------------------------

                                         Title: Partner, Warburg, Pincus & Co.
                                                General Partner
                                               -------------------------------

                                   EXHIBIT B

                            SCHEDULE OF INVESTMENTS


        DATE         PURCHASE PRICE    COMMON      SERIES A     SERIES B
                                       SHARES      SHARES       SHARES


September 28, 1995    $570,000         1,000,000

September 28, 1995    $13,430,000                   7,900,000

October 31, 1995      $5,440,000                    3,200,000

October 31, 1995      $2,060,000                                 2,060,000

November 30, 1995    NC -split shares  1,000,000

January 10, 1996      $4,000,000                                 4,000,000

April 16, 1996        $5,000,000                      174,150    4,703,945

                   ------------------  ----------  ----------   ----------
Total to Date         $30,500,000      2,000,000   11,274,150   10,763,945

                                FOURTH AMENDMENT
                           TO STOCK PURCHASE AGREEMENT


           This Fourth Amendment is made and dated as of July 1, 1996 by and between BEA Systems, Inc. a Delaware corporation (formerly known as, BEA Enterprises, Inc.) (the "Company") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser") with respect to that certain Stock Purchase Agreement dated September 28, 1995, as amended, between the Company and Purchaser (the "Agreement") regarding the following facts:

                                    RECITALS

     WHEREAS, the Agreement contemplates additional investments by Purchaser in the Company and the Purchaser desires to invest an additional $4,000,000 in the Company and to purchase an additional 2,000,000 shares of the Company's Common Stock, 1,664,000 additional shares of the Company's Series A Preferred Stock and an additional 601,200 shares of the Company's Series B Preferred Stock and the Company desires to issue and sell such shares to Purchaser.

                                    AGREEMENT

      NOW THEREFORE, the parties hereto agree as follows:

      1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereof and of the Agreement, the Company will issue and the Purchaser will buy from the Company (i) Two Million (2,000,000) shares of Common Stock for a purchase price of $.285 per share for an aggregate purchase of Five Hundred Seventy Thousand Dollars ($570,000), (ii) One Million Six Hundred Sixty Four Thousand (1,664,000) shares of Series A Preferred for a purchase price of $1.70 per share for an aggregate purchase price of Two Million Eight Hundred Twenty Eight Thousand Eight Hundred Dollars ($2,828,800), and (iii) Six Hundred and One Thousand Two Hundred (601,200) shares of Series B Preferred for a purchase price of $1.00 per share for an aggregate purchase price of Six Hundred and One Thousand Two Hundred Dollars ($601,200).

     2. AMENDED EXHIBIT B. EXHIBIT B to the Agreement is hereby amended to reflect the purchase of the shares referenced in paragraph 1 above, which amended EXHIBIT B is attached hereto and incorporated herein.

     3. CLOSING. The closing of the purchase and sale of shares hereunder shall be held on July 1, 1996 and shall constitute an "Additional Closing" pursuant to the terms of the Agreement.

     4. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Agreement shall remain in full force and effect and the Company and Purchaser each reaffirm their respective representations and warranties as set forth in the Agreement to the extent they apply to each Additional Closing.

     5. DEFINITIONS. Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

     6. COUNTERPARTS. This Fourth Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to the Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.


                                        COMPANY:

                                        BEA SYSTEMS, INC.



                                         By: /s/ William T. Coleman III
                                            ----------------------------------

                                         Title: President & CEO
                                               -------------------------------

                                         PURCHASER:

                                         WARBURG, PINCUS VENTURES, L.P.



                                         By: /s/ Stuart K. P. Gross
                                            ----------------------------------

                                         Title: Partner, Warburg, Pincus & Co.
                                                General Partner
                                               -------------------------------

                                    EXHIBIT B

                             SCHEDULE OF INVESTMENTS


       DATE          PURCHASE PRICE    COMMON     SERIES A    SERIES B
                                       SHARES     SHARES      SHARES


September 28, 1995     $570,000        1,000,000

September 28, 1995    $13,430,000                  7,900,000

October 31, 1995      $5,440,000                   3,200,000

October 31, 1995      $2,060,000                               2,060,000

November 30, 1995    NC -split shares  1,000,000

January 10, 1996      $4,000,000                               4,000,000

April 16, 1996        $5,000,000                     174,150   4,703,945

July 1, 1996          $4,000,000       2,000,000   1,664,000     601,200

                   ------------------  ---------- ----------- ----------
Total to Date        $34,500,000       4,000,000  12,938,150  11,365,145

                                   FIFTH AMENDMENT
                             TO STOCK PURCHASE AGREEMENT


               This Fifth Amendment is made and dated as of September 3, 1996 by and between BEA Systems, Inc. a Delaware corporation (formerly known as, BEA Enterprises, Inc.) (the "Company") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser") with respect to that certain Stock Purchase Agreement dated September 28, 1995, as amended, between the Company and Purchaser (the "Agreement") regarding the following facts:

                                       RECITALS

        WHEREAS, the Agreement contemplates additional investments by Purchaser in the Company and the Purchaser desires to invest an additional $12,000,000 in the Company and to purchase an additional 4,127,850 additional shares of the Company's Series A Preferred Stock and an additional 4,982,655 shares of the Company's Series B Preferred Stock and the Company desires to issue and sell such shares to Purchaser.

                                      AGREEMENT

        NOW THEREFORE, the parties hereto agree as follows:

        1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereof and of the Agreement, the Company will issue and the Purchaser will buy from the Company (i) Four Million One Hundred Twenty Seven Thousand Eight Hundred and Fifty (4,127,850) shares of Series A Preferred for a purchase price of $1.70 per share for an aggregate purchase price of Seven Million Seventeen Thousand Three Hundred Forty Five Dollars ($7,017,345), and (ii) Four Million Nine Hundred Eighty Two Thousand Six Hundred and Fifty Five (4,982,655) shares of Series B Preferred for a purchase price of $1.00 per share for an aggregate purchase price of Four Million Nine Hundred Eighty Two Thousand Six Hundred and Fifty Five dollars ($4,982,655).

        2. AMENDED EXHIBIT B. EXHIBIT B to the Agreement is hereby amended to reflect the purchase of the shares referenced in paragraph 1 above, which amended EXHIBIT B is attached hereto and incorporated herein.

        3. CLOSING. The closing of the purchase and sale of shares hereunder shall be held on September 3, 1996 and shall constitute an "Additional Closing" pursuant to the terms of the Agreement.

        4. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Agreement shall remain in full force and effect and the Company and Purchaser each reaffirm their respective representations and warranties as set forth in the Agreement to the extent they apply to each Additional Closing.

        5. DEFINITIONS. Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

        6. COUNTERPARTS. This Fifth Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to the Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                                        COMPANY:

                                        BEA SYSTEMS, INC.


                                         By: /s/ William T. Coleman III
                                            ----------------------------------

                                         Title: President & CEO
                                               -------------------------------

                                         PURCHASER:

                                         WARBURG, PINCUS VENTURES, L.P.



                                         By: /s/ Stuart K. P. Gross
                                            ----------------------------------

                                         Title: Partner, Warburg, Pincus & Co.
                                                General Partner
                                               -------------------------------

                                      EXHIBIT B

                               SCHEDULE OF INVESTMENTS


      DATE                    PURCHASE PRICE        COMMON           SERIES A          SERIES B
                                                    SHARES            SHARES            SHARES

September 28, 1995            $570,000               1,000,000

September 28, 1995          $13,430,000                                7,900,000

October 31, 1995             $5,440,000                                3,200,000

October 31, 1995             $2,060,000                                                 2,060,000

November 30, 1995         NC-split shares            1,000,000

January 10, 1996             $4,000,000                                                 4,000,000

April 16, 1996               $5,000,000                                  174,150        4,703,945

July 1, 1996                 $4,000,000              2,000,000         1,664,000          601,200

September 3, 1996           $12,000,000                  0             4,127,850        4,982,655

                          ---------------            ---------         ----------       ----------
Total to Date               $46,500,000              4,000,000         17,066,000       16,347,800


                                   SIXTH AMENDMENT
                             TO STOCK PURCHASE AGREEMENT


         This Sixth Amendment is made and dated as of December 18, 1996 by and between BEA Systems, Inc. a Delaware corporation (formerly known as, BEA Enterprises, Inc.) (the "Company") and Warburg, Pincus Ventures, L.P., a Delaware limited partnership (the "Purchaser") with respect to that certain Stock Purchase Agreement dated September 28, 1995, as amended, between the Company and Purchaser (the "Agreement") regarding the following facts:

                                       RECITALS

    WHEREAS, the Agreement contemplates additional investments by Purchaser in the Company and the Purchaser desires to invest an additional $3,500,000 in the Company and to purchase an additional 3,500,000 additional shares of the Company's Series B Preferred Stock and the Company desires to issue and sell such shares to Purchaser.

                                      AGREEMENT

    NOW THEREFORE, the parties hereto agree as follows:

    1. PURCHASE AND SALE OF SHARES. Subject to the terms and conditions hereof and of the Agreement, the Company will issue and the Purchaser will buy from the Company Three Million Five Hundred Thousand (3,500,000) shares of Series B Preferred for a purchase price of $1.00 per share for an aggregate purchase price of Three Million Five Hundred Thousand Dollars ($3,500,000).

    2. AMENDED EXHIBIT B. EXHIBIT B to the Agreement is hereby amended to reflect the purchase of the shares referenced in paragraph 1 above, which amended EXHIBIT B is attached hereto and incorporated herein.

    3. CLOSING. The closing of the purchase and sale of shares hereunder shall be held on December 18, 1996 and shall constitute an "Additional Closing" pursuant to the terms of the Agreement.

    4. AGREEMENT CONTINUES. Except as specifically modified herein, the terms and conditions of the Agreement shall remain in full force and effect and the Company and Purchaser each reaffirm their respective representations and warranties as set forth in the Agreement to the extent they apply to each Additional Closing.

    5. DEFINITIONS. Capitalized terms used herein shall have the meanings set forth in the Agreement, unless otherwise specifically defined herein.

    6. COUNTERPARTS. This Sixth Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

    IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to the Stock Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

                             COMPANY:

                             BEA SYSTEMS, INC.


                             By:    ---------------------------

                             Title: ---------------------------

                             PURCHASER:

                             WARBURG, PINCUS VENTURES, L.P.


                             By:   ----------------------------

                             Title:----------------------------


                                   EXHIBIT B

                            SCHEDULE OF INVESTMENTS


       DATE            PURCHASE PRICE     COMMON         SERIES A       SERIES B
                                         SHARES          SHARES         SHARES
September 28, 1995     $   570,000     1,000,000

September 28, 1995     $13,430,000                     7,900,000

October 31, 1995       $ 5,440,000                     3,200,000

October 31, 1995       $ 2,060,000                                    2,060,000

November 30, 1995     NC -split shares 1,000,000

January 10, 1996       $ 4,000,000                                    4,000,000

April 16, 1996         $ 5,000,000                       174,150      4,703,945

July 1, 1996           $ 4,000,000      2,000,000      1,664,000        601,200

September 3, 1996      $12,000,000              0      4,127,850      4,982,655

December 18, 1996      $ 3,500,000              0              0      3,500,000

                       -----------      ---------     ----------      ---------

Total to Date          $50,000,000      4,000,000     17,066,000     19,847,800
